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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

          The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.


         Date of Report (Date of earliest event reported): July 27, 2000


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (as depositor under the Pooling and Servicing Agreement,
             dated as of July 1, 2000, providing for the issuance of
                           Asset-Backed Certificates,
                                 Series 2000-3)


                   Option One Mortgage Acceptance Corporation
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-96403                33-0727357
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         3 Ada
         Irvine, California                                      92618
         ------------------                                      -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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                                       -2-



Item 7.  Financial Statements and Exhibits

                (a)      Not applicable

                (b)      Not applicable

                (c)      Exhibits


 Exhibit No.                                Description
 -----------                                -----------

     4.1 Pooling and Servicing Agreement, dated as of July 1, 2000, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank Minnesota, N.A. as Trustee, relating to the Series 2000-3 Certificates.




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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 3, 2000

                                               OPTION ONE MORTGAGE
                                               ACCEPTANCE CORPORATION


                                               By:      /s/ William O'Neill
                                                        ------------------------
                                               Name:    William O'Neill
                                               Title:   Treasurer




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                                Index to Exhibits
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
                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           4.1              Pooling and Servicing Agreement, dated as of                              7
                            July 1, 2000, by and among Option One Mortgage
                            Acceptance Corporation as Depositor, Option One
                            Mortgage Corporation as Master Servicer and Wells
                            Fargo Bank Minnesota, N.A. as Trustee relating to
                            the Series 2000-3 Certificates.